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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2001

                                 VOICENET, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                           333-12979                           13-3896031
(State or other Jurisdiction           (Commission File No.)        (I.R.S. Employer Identification Number)
    of Incorporation or
       Organization)

                      4 Rickland Drive, Randolph, NJ 07869
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 973-809-9442


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Item 5.  Other Events and Regulation FD Disclosure.

            On September 10, 2001 James Carmichael resigned as the Registrant's Chairman, Chief Executive Officer and member of its Board of Directors. On that date, the Registrant's Board of Directors elected Lindsay Sanford, Michael Silver and William Strauss to fill vacancies on its Board of Directors. Mr. Sanford was also elected President, which is the Registrant's Chief Executive Officer. Mr. Sanford is the Managing Director of the Registrant's majority shareholder and Mr. Silver is a Non-Executive Director of such shareholder.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  VOICENET, INC.

                                  By:   /s/ Howard J. Messer
                                        -------------------------------
                                  Howard J. Messer,
                                  Chief Financial Officer and Secretary

Date:  September 17, 2001